EX-3.1

                         ARTICLES OF INCORPORATION

                                 Articles of
                                Incorporation
                             (PURSUANT TO NRS 78)

1. Name of Corporation      WSN Group, Inc.

                            NAME
2. Resident Agent Name      The Corporation Trust Company of Nevada
and Street Address:         PHYSICAL STREET ADDRESS        CITY          ZIP
                            6100 Neil Road, Suite 500      Reno  NEVADA 89511
                            ADDITIONAL MAILING
                            ADDRESS                        CITY  STATE   ZIP

3. Shares:                  Number of shares             Number of shares
                            with par value:  Par value   without par value:
                            500,000,000      $0.001

4. Names, Addresses         The First Board of Directors/Trustees shall
                            consist of members whose names and
Number of Board of          addresses are as follows:
Directors/Trustees:         1. NAME   John J. Anton
                            STREET ADDRESS                  CITY  STATE   ZIP
                            1530 Brookhollow Drive Suite C Santa Ana CA 92705

                            2. NAME

                               STREET ADDRESS               CITY  STATE   ZIP

                            The purpose of this corporation shall be:

5. Purpose                  Internet related activities

6. Other Matters:           Number of addition pages:

                            Denise Genova           /s/ Denise Genova
                                                    Signature
7. Names. Addresses         NAME
and Signatures of           STREET ADDRESS                 CITY  STATE   ZIP
Incorporators:              818 W. Seventh Street      Los Angeles CA  90017

8. Certificate of           I, The Corporation Trust Company of Nevada
Acceptance of               hereby accept appointment as Resident Agent for
Appointment of              the above named corporation,
Resident Agent:
                            /s/  Scott Ferraro
                            Authorized Signature of Resident Agent or
                            Resident Agent Company       Date: 1/26/01